SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 7, 2020

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ENTERPRISE DIVERSIFIED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1518 Willow Lawn Drive
Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(434) 336-7737

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

 Item 2.02 - Results of Operations and Financial Condition.

On Friday, August 7, 2020, Enterprise Diversified, Inc. issued a press release commenting upon its financial results for the quarter ended June 30, 2020 (the “Press Release”).  A copy of the Press Release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The information contained in this Item 2.02 of this Current Report on Form 8-K and the Exhibit 99.1 attached hereto are being furnished and shall not be deemed to be“filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Item 2.02 in such filing.

Item 7.01 - Regulation FD Disclosure.

On Friday, August 7, 2020, Enterprise Diversified, Inc. (the “Company”) released and also posted to its website at www.enterprisediversified.com an investor presentation, containing information that management of the Company has prepared to assist investors’ and other interested parties’ understanding of the Company and management’s strategic outlook. A copy of the investor presentation is furnished herewith as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K and the Exhibit 99.2 attached hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description

99.1	Enterprise Diversified, Inc. Press Release dated August 7, 2020
99.2	Enterprise Diversified, Inc. Investor Presentation dated August 7, 2020

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Enterprise Diversified, Inc. Press Release dated August 7, 2020
99.2	Enterprise Diversified, Inc. Investor Presentation dated August 7, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2020		ENTERPRISE DIVERSIFIED, INC.

	By:	/s/ Steven L. Kiel
Steven L. Kiel
Executive Chairman